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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                JANUARY 11, 2002
                Date of Report (date of Earliest Event Reported)


                                  BIGMAR, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                      001-14416               31-1445779
 (State or Other Jurisdiction of    (Commission File No.)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)



                 9711 SPORTSMAN CLUB ROAD, JOHNSTOWN, OHIO 43031
              (Address of principal executive offices and zip code)


                                  740-966-5800
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 25, 2002, Bigmar, Inc., a Delaware Corporation (the "Registrant"), filed a Current Report on Form 8-K to announce the resignation of KPMG LLP ("KPMG"), the Registrant's then independent accountants. The January 25, 2002 Current Report on Form 8-K is incorporated herein in its entirety by this reference. This amendment to the Registrant's Current Report on Form 8-K is filed to include a letter from KPMG to the Securities and Exchange Commission regarding KPMG's concurrence or disagreement with the statements made by the Registrant in the January 25, 2002 Current Report on Form 8-K concerning KPMG's resignation in accordance with Regulation S-K Items 304(a)(3) and 601(b)(16).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1 Letter of KPMG LLP to the Securities and Exchange Commission, dated January 31, 2002, filed herewith.
                  99.7 Letter of KPMG LLP to Cindy May, Chair of the Audit Committee, dated January 11, 2002 - previously included as an exhibit to the Registrant's Current Report on Form 8-K filed on January 25, 2002, and incorporated herein by reference.
                  99.8 Letter of KPMG LLP to Cindy May, Chair of the Audit Committee, dated January 16, 2002 - previously included as an exhibit to the Registrant's Current Report on Form 8-K filed on January 25, 2002, and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    BIGMAR, INC.



Date: February 4, 2002                       By:    /s/ John G. Tramontana
                                                  ---------------------------
                                                    John G. Tramontana
                                                    Chairman of the Board
                                                    (Chief Executive Officer)